UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund (Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
Hedged Equity & Income Fund
Ticker: HEQ
Annual report 12/31/2020

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share, a decrease from the previous quarterly distribution of $0.3760 per share. The Board of Trustees voted to amend the Plan effective with the September 2020 quarterly distribution. This new amount will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.
The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund’s shareholders. The Plan is subject to periodic review by the fund’s Board of Trustees.
You should not draw any conclusions about the fund’s investment performance from the amount of the fund’s distributions or from the terms of the fund’s Plan. The fund’s total return at NAV is presented in the Financial highlights section.
With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with yield or income.

A message to shareholders
Dear shareholder,
Global equities finished the 12 months ended December 31, 2020, meaningfully higher. After a benign start to the year, equities began to move sharply lower in mid-February as concerns mounted over the impact of COVID-19 on the global economy. Fortunately, the response from many policymakers was swift and strong. Stocks began to recover in late March in response, and the rally persisted until uncertainty about the virus and the U.S. elections caused sentiment to waver in September.
Favorable news regarding the efficacy of several COVID-19 vaccines in trials and resolution around the U.S. presidential election pushed stocks higher toward the end of the period. However, the COVID-19 crisis continues. Despite the early success of the vaccines, lockdowns and curfews in certain areas have been reinstated, affecting businesses worldwide. Consumer spending also remains far below prepandemic levels.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

2	Your fund at a glance
6	Manager's discussion of fund performance
8	Fund’s investments
34	Financial statements
37	Financial highlights
38	Notes to financial statements
49	Report of independent registered public accounting firm
50	Tax information
51	Additional information
54	Trustees and Officers
58	More information
1	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2020 (%)

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The performance data contained within this material represents past performance, which does not guarantee future results.
Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund’s performance at net asset value (NAV) is different from the fund’s performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund’s most recent performance can be found at jhinvestments.com or by calling 800-852-0218.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Massive stimulus helped equities overcome the global pandemic
Global stocks withstood a sharp decline and widespread economic disruptions at the onset of the global COVID-19 pandemic to deliver strong gains.
Stock selection hurt relative results
The fund had a negative return and underperformed its comparative index, the MSCI All Country World Index, owing primarily to stock selection and sector allocation within its equity strategy.
Options and hedging strategies also detracted from performance
The fund’s beta hedge strategy was a significant detractor from relative results and its options strategy and high-yield fixed-income exposure also had negative impacts.
PORTFOLIO COMPOSITION AS OF 12/31/2020 (% of net assets)

3	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

SECTOR COMPOSITION AS OF 12/31/20 (% of net assets)

Notes about risk
As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund’s net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund. For the fiscal year ended December 31, 2020, the fund’s aggregate distributions included a return of capital of $0.91 per share, or 69% of aggregate distributions, which could impact the tax treatment of a subsequent sale of fund shares. See the financial highlights and notes to the financial statements for details of the return of capital and risks associated with distributions made by the fund. The fund’s prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. The value of a company's equity securities is subject to changes in its financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. There may be unexpected restrictions on investments in companies located in certain foreign countries, which could cause a fund to incur losses. China A shares are subject to a number of restrictions imposed by Chinese securities regulations and local exchange listing rules. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	4

that may arise in the future could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other preexisting political, social, and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
5	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Global equities continued to move higher during the 12 months ended December 31, 2020, despite the global pandemic. What were the main factors driving the rally?
Equities ended the first quarter of 2020 sharply lower as the COVID-19 pandemic spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about a phase one trade deal between the United States and China. Market volatility remained extremely high, and liquidity plunged to record lows. In response, the United States and European Union unleashed massive stimulus plans to stem economic damage. Equities surged in the second quarter, fueled by ongoing fiscal and monetary stimulus and signs of improving global economic activity.
After plummeting to historic lows in April amid a pandemic-induced collapse in demand, oil began to rebound as the global economy began to recover. Equities continued to rise in the second half, grinding higher despite rising COVID-19 infections and uncertainty over the U.S. election, risks that were addressed late in the period with positive COVID-19 vaccine trials, political resolution in the United States, and additional trade and stimulus measures in the United States and European Union.
TOP 10 HOLDINGS AS OF 12/31/2020 (% of net assets)
Verizon Communications, Inc.	1.6
AXA SA	1.3
Pfizer, Inc.	1.2
The Progressive Corp.	1.1
Comcast Corp., Class A	1.1
Philip Morris International, Inc.	1.0
Novartis AG	1.0
Bank of America Corp.	1.0
Texas Instruments, Inc.	1.0
UBS Group AG	1.0
TOTAL	11.3
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 12/31/2020 (% of net assets)
United States	45.4
Japan	9.1
France	6.3
United Kingdom	5.8
Canada	4.5
South Korea	3.9
Switzerland	3.5
Germany	1.9
Netherlands	1.8
China	1.3
Other countries	16.5
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	6

The fund underperformed for the period. What trends led to these results?
Security selection in the communication services, consumer discretionary, and industrials sectors as well as an underweight allocation to the information technology sector and overweight allocation to the energy sector detracted the most.
The fund’s beta hedge strategy, which is designed to reduce equity exposure through selling futures on the S&P 500 Index, MSCI EAFE Index, FTSE Index, and STOXX 50 Index, detracted meaningfully from performance and its options strategy, designed to generate extra income from writing calls, and its global high-yield fixed-income exposure also negatively affected results.
Which holdings and strategies had the most significant positive and negative impacts?
The top relative detractors were underweight exposures to smartphone designer and digital media services provider Apple, Inc. and our decision not to hold benchmark constituent Tesla, Inc., a maker of luxury electric vehicles. The top relative contributors were Taiwan Semiconductor Manufacturing Company Ltd. and Spanish utility Iberdrola SA.
How was the fund positioned at the end of the period?
The fund’s largest overweights versus its comparative index were in the financials and energy sectors, while the largest underweights were in the information technology and consumer discretionary sectors. From a regional perspective, the strategy ended the period most overweight in Europe and most underweight in North America.
MANAGED BY

Gregg R. Thomas, CFA

Roberto J. Isch, CFA

The views expressed in this report are exclusively those of Gregg R. Thomas, CFA, and Roberto J. Isch, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
7	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-20
	Shares	Value
Common stocks 79.7%		$124,353,418
(Cost $121,437,876)
Communication services 8.9%		13,953,008
Diversified telecommunication services 4.0%
AT&T, Inc.	16,259	467,609
BT Group PLC (A)	48,277	87,017
CenturyLink, Inc.	15,972	155,727
China Telecom Corp., Ltd., H Shares	189,659	52,319
China Unicom Hong Kong, Ltd.	116,969	66,728
Deutsche Telekom AG	9,182	167,595
Hellenic Telecommunications Organization SA	63,699	1,024,319
Koninklijke KPN NV	360,513	1,095,704
KT Corp.	4,762	105,262
Magyar Telekom Telecommunications PLC	35,167	45,027
Nippon Telegraph & Telephone Corp.	4,488	115,158
Orange SA	802	9,548
Proximus SADP	2,565	50,667
Swisscom AG	339	182,564
Telefonica Deutschland Holding AG	55,745	153,537
Turk Telekomunikasyon AS	46,158	52,866
Verizon Communications, Inc. (B)	41,040	2,411,076
Entertainment 0.4%
Avex, Inc.	3,980	44,162
DeNA Company, Ltd.	4,540	80,816
G-bits Network Technology Xiamen Company, Ltd., Class A	535	34,875
Koei Tecmo Holdings Company, Ltd.	575	35,103
Netflix, Inc. (A)	314	169,789
Nintendo Company, Ltd.	441	283,096
Interactive media and services 1.5%
Alphabet, Inc., Class A (A)	454	795,699
Alphabet, Inc., Class C (A)	72	126,135
Autohome, Inc., ADR	1,252	124,724
Baidu, Inc., ADR (A)	2,000	432,480
Facebook, Inc., Class A (A)	1,995	544,954
Gree, Inc.	17,150	100,599
Kakao Corp.	359	128,817
Z Holdings Corp.	7,895	47,775
Media 1.7%
Comcast Corp., Class A	31,151	1,632,312
Criteo SA, ADR (A)	2,881	59,089
Fuji Media Holdings, Inc.	3,045	32,499
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Communication services (continued)
Media (continued)
Gendai Agency, Inc.	1,160	$3,105
Metropole Television SA (A)	3,669	59,475
Nippon Television Holdings, Inc.	5,730	62,468
Omnicom Group, Inc.	2,602	162,287
RTL Group SA (A)	1,787	86,939
Television Francaise 1 (A)	9,631	77,402
The Interpublic Group of Companies, Inc.	8,516	200,296
TV Asahi Holdings Corp.	3,660	60,088
WPP PLC	13,353	144,693
Zee Entertainment Enterprises, Ltd.	12,985	39,892
Wireless telecommunication services 1.3%
Advanced Info Service PCL	12,697	74,630
China Mobile, Ltd.	12,661	72,173
Globe Telecom, Inc.	2,597	109,896
KDDI Corp.	31,656	938,608
MTN Group, Ltd.	7,690	31,738
PLDT, Inc.	599	16,725
PLDT, Inc., ADR	3,162	88,251
SK Telecom Company, Ltd.	733	161,088
SoftBank Corp.	34,770	436,433
Turkcell Iletisim Hizmetleri AS	75,608	163,334
VEON, Ltd., ADR	31,682	47,840
Consumer discretionary 5.8%		9,020,958
Auto components 0.9%
Aisan Industry Company, Ltd.	1,800	8,374
Bridgestone Corp.	6,651	218,125
Changzhou Xingyu Automotive Lighting Systems Company, Ltd., Class A	2,560	78,596
Exedy Corp.	4,415	54,227
Hankook Tire & Technology Company, Ltd. (A)	18,764	681,701
Ningbo Tuopu Group Company, Ltd., Class A	1,895	11,171
NOK Corp.	6,215	66,839
Sumitomo Riko Company, Ltd.	3,470	20,449
Tachi-S Company, Ltd.	3,070	34,967
Tokai Rika Company, Ltd.	4,600	77,854
Toyota Boshoku Corp.	4,680	76,006
Unipres Corp.	4,850	45,684
Automobiles 1.5%
Daimler AG	3,299	233,831
Dongfeng Motor Group Company, Ltd., H Shares	109,977	128,511
Honda Motor Company, Ltd.	8,410	237,299
Isuzu Motors, Ltd.	97,282	926,089
9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Automobiles (continued)
Kia Motors Corp. (A)	10,359	$596,852
Mitsubishi Motors Corp. (A)	13,380	28,151
Nissan Motor Company, Ltd. (A)	16,300	88,353
Renault SA (A)	2,220	97,174
Diversified consumer services 0.0%
Benesse Holdings, Inc.	400	7,815
Offcn Education Technology Company, Ltd., Class A	4,100	22,046
Hotels, restaurants and leisure 1.2%
Caesars Entertainment, Inc. (A)	421	31,268
Evolution Gaming Group AB (C)	242	24,329
OPAP SA	36,296	485,275
Sands China, Ltd.	242,400	1,058,657
Starbucks Corp.	1,370	146,563
Yum China Holdings, Inc.	1,026	58,574
Household durables 0.1%
Funai Electric Company, Ltd. (A)	6,613	26,250
Nikon Corp.	6,155	38,887
Tamron Company, Ltd.	740	13,112
Internet and direct marketing retail 0.7%
Amazon.com, Inc. (A)	340	1,107,356
Multiline retail 0.1%
Marks & Spencer Group PLC (A)	23,845	44,230
Target Corp.	651	114,921
Specialty retail 0.9%
CECONOMY AG (A)	9,748	66,951
China Tourism Group Duty Free Corp., Ltd., Class A	786	34,020
Halfords Group PLC (A)	11,553	42,279
Kingfisher PLC (A)	28,021	103,542
Shimamura Company, Ltd.	1,130	118,735
The Home Depot, Inc.	3,615	960,216
Tiffany & Company	508	66,777
Xebio Holdings Company, Ltd.	4,925	39,376
Textiles, apparel and luxury goods 0.4%
361 Degrees International, Ltd.	117,972	16,453
Sanyo Shokai, Ltd.	2,120	12,177
VF Corp.	7,855	670,896
Consumer staples 6.4%		9,933,298
Beverages 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii AS	15,380	47,913
Anhui Gujing Distillery Company, Ltd., Class A	2,655	110,525
Coca-Cola Icecek AS	6,462	57,145
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Consumer staples (continued)
Beverages (continued)
Luzhou Laojiao Company, Ltd., Class A	1,900	$65,735
PepsiCo, Inc.	1,717	254,631
Shanxi Xinghuacun Fen Wine Factory Company, Ltd., Class A	600	34,468
Sichuan Swellfun Company, Ltd., Class A	2,400	30,506
The Coca-Cola Company	5,210	285,716
Wuliangye Yibin Company, Ltd., Class A	500	22,330
Food and staples retailing 0.8%
Costco Wholesale Corp.	625	235,488
DaShenLin Pharmaceutical Group Company, Ltd., Class A	300	3,596
J Sainsbury PLC	46,179	141,941
Jeronimo Martins SGPS SA	2,335	39,251
Koninklijke Ahold Delhaize NV	2,232	62,968
METRO AG	2,006	22,533
Seven & i Holdings Company, Ltd.	1,113	39,412
The Kroger Company	2,461	78,161
Walgreens Boots Alliance, Inc.	2,382	94,994
Walmart, Inc.	2,973	428,558
Welcia Holdings Company, Ltd.	1,492	56,282
Food products 1.9%
Archer-Daniels-Midland Company	2,286	115,237
Bunge, Ltd.	1,150	75,417
General Mills, Inc.	3,668	215,678
Hormel Foods Corp.	2,836	132,186
Kellogg Company	17,356	1,080,064
Mondelez International, Inc., Class A	1,015	59,347
Nestle SA	8,020	948,054
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	214,870	21,057
The Hershey Company	434	66,111
The J.M. Smucker Company	508	58,725
The Kraft Heinz Company	4,230	146,612
Household products 0.9%
Colgate-Palmolive Company	1,816	155,286
Kimberly-Clark Corp.	1,313	177,032
Pigeon Corp.	12,121	500,266
The Clorox Company	571	115,296
The Procter & Gamble Company	2,894	402,671
Personal products 0.0%
Kao Corp.	361	27,889
Proya Cosmetics Company, Ltd., Class A	500	13,629
11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer staples (continued)
Tobacco 2.2%
Altria Group, Inc.	12,267	$502,947
British American Tobacco PLC	7,886	292,861
ITC, Ltd.	30,359	86,985
Japan Tobacco, Inc.	38,060	775,935
KT&G Corp.	2,698	206,574
Philip Morris International, Inc.	19,873	1,645,286
Energy 5.1%		8,038,840
Energy equipment and services 0.0%
Fugro NV (A)	3,781	34,800
Saipem SpA	16,214	44,013
The Drilling Company of 1972 A/S (A)	214	6,701
Trican Well Service, Ltd. (A)	19,618	25,892
Oil, gas and consumable fuels 5.1%
Advantage Oil & Gas, Ltd. (A)	13,719	18,430
ARC Resources, Ltd.	6,996	32,977
BP PLC	55,870	192,793
BP PLC, ADR	1,592	32,668
Cameco Corp.	4,360	58,401
Chevron Corp.	2,187	184,692
Coal India, Ltd.	132,014	245,216
Enbridge, Inc.	37,458	1,197,985
Eni SpA	14,570	152,107
Exxaro Resources, Ltd.	7,082	67,197
Exxon Mobil Corp.	13,322	549,133
Foresight Energy LLC (A)	191	1,620
Galp Energia SGPS SA	80,629	854,377
Gazprom PJSC, ADR	12,902	72,251
Inpex Corp.	13,010	70,154
Japan Petroleum Exploration Company, Ltd.	1,255	22,838
Kinder Morgan, Inc.	15,366	210,053
LUKOIL PJSC, ADR	329	22,490
Oil & Natural Gas Corp., Ltd.	42,749	54,569
ONEOK, Inc.	5,411	207,674
Ovintiv, Inc.	2,594	37,273
Petronet LNG, Ltd.	18,106	61,398
Repsol SA	24,593	247,753
Royal Dutch Shell PLC, B Shares	18,458	312,839
Surgutneftegas PJSC, ADR (London Stock Exchange)	52,100	240,676
TC Energy Corp.	28,539	1,160,259
The Williams Companies, Inc.	10,078	202,064
TOTAL SE	31,736	1,369,796
Tourmaline Oil Corp.	2,150	28,984
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
YPF SA, ADR (A)	3,993	$18,767
Financials 15.5%		24,157,317
Banks 7.5%
ABN AMRO Bank NV (C)	9,476	92,854
AIB Group PLC (A)	42,632	87,550
Bank Mandiri Persero Tbk PT	65,117	29,384
Bank of America Corp.	50,126	1,519,319
Bank of Ireland Group PLC (A)	29,799	120,298
Bank of Montreal	7,859	597,528
BNP Paribas SA (A)	3,566	188,257
BPER Banca (A)	17,934	32,695
CaixaBank SA	47,644	122,458
Canara Bank (A)	16,686	29,527
CIMB Group Holdings BHD	61,661	66,018
Citizens Financial Group, Inc.	17,280	617,933
Dah Sing Financial Holdings, Ltd.	11,459	32,325
DGB Financial Group, Inc. (A)	8,182	51,263
DNB ASA	53,674	1,051,775
Erste Group Bank AG	2,062	62,814
Fifth Third Bancorp	21,370	589,171
Huntington Bancshares, Inc.	9,374	118,394
ING Groep NV (A)	18,901	175,738
Japan Post Bank Company, Ltd.	4,191	34,448
JPMorgan Chase & Co.	1,013	128,722
Kasikornbank PCL	11,193	42,600
Kasikornbank PCL, NVDR	15,196	57,298
KB Financial Group, Inc.	15,852	629,594
Mitsubishi UFJ Financial Group, Inc.	238,529	1,056,115
Resona Holdings, Inc.	42,572	149,035
Royal Bank of Canada	12,265	1,007,775
Sberbank of Russia PJSC, ADR	3,470	50,315
Shinhan Financial Group Company, Ltd.	3,800	112,758
Societe Generale SA (A)	4,848	100,783
Standard Chartered PLC (A)	141,482	898,403
Sumitomo Mitsui Financial Group, Inc.	5,070	157,161
Sumitomo Mitsui Trust Holdings, Inc.	3,440	106,140
The Bank of Nova Scotia	25,576	1,382,378
The Tochigi Bank, Ltd.	9,760	16,299
Unicaja Banco SA (A)(C)	62,042	54,515
UniCredit SpA (A)	12,259	114,859
Capital markets 2.4%
3i Group PLC	38,366	606,832
13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
CME Group, Inc.	961	$174,950
GAM Holding AG (A)	3,851	9,488
Ichiyoshi Securities Company, Ltd.	4,120	18,641
IGM Financial, Inc.	2,071	56,148
Intercontinental Exchange, Inc.	382	44,041
Julius Baer Group, Ltd.	1,250	72,014
Mirae Asset Daewoo Company, Ltd. (A)	60,396	525,898
Nomura Holdings, Inc.	15,193	80,326
Samsung Securities Company, Ltd. (A)	15,277	569,975
Standard Life Aberdeen PLC	28,755	110,218
UBS Group AG	107,393	1,512,075
Uranium Participation Corp. (A)	8,727	33,663
Consumer finance 0.0%
Provident Financial PLC (A)	12,548	52,575
Diversified financial services 0.2%
G-Resources Group, Ltd. (A)	1,207,812	7,489
M&G PLC	35,085	94,700
REC, Ltd.	77,696	142,976
Insurance 5.1%
Admiral Group PLC	1,510	59,708
Ageas SA/NV	1,995	105,949
Assicurazioni Generali SpA	26,061	456,286
Aviva PLC	178,076	792,088
AXA SA	85,369	2,047,348
China Reinsurance Group Corp., H Shares	310,498	32,032
Dai-ichi Life Holdings, Inc.	6,175	93,029
Direct Line Insurance Group PLC	60,663	265,322
MetLife, Inc.	12,871	604,293
SCOR SE (A)	2,265	73,469
Shin Kong Financial Holding Company, Ltd.	117,401	36,921
Swiss Re AG	2,169	204,348
T&D Holdings, Inc.	13,145	155,490
The Progressive Corp. (B)	17,478	1,728,225
Tokio Marine Holdings, Inc.	24,700	1,272,582
Tongyang Life Insurance Company, Ltd. (A)	7,374	23,928
Mortgage real estate investment trusts 0.3%
Annaly Capital Management, Inc.	48,496	409,791
Health care 7.5%		11,778,258
Biotechnology 1.1%
AbbVie, Inc.	10,258	1,099,145
Amgen, Inc.	1,012	232,679
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Health care (continued)
Biotechnology (continued)
Chongqing Zhifei Biological Products Company, Ltd., Class A	3,754	$84,851
Gilead Sciences, Inc.	4,662	271,608
Health care equipment and supplies 1.1%
Abbott Laboratories	2,707	296,389
Becton, Dickinson and Company	291	72,814
Coloplast A/S, B Shares	696	106,438
Hoya Corp.	1,080	149,574
Jafron Biomedical Company, Ltd., Class A	100	1,039
Medtronic PLC	8,816	1,032,706
Ovctek China, Inc., Class A	2,700	33,851
ResMed, Inc.	318	67,594
Health care providers and services 0.3%
Cardinal Health, Inc.	1,868	100,050
CVS Health Corp.	1,428	97,532
UnitedHealth Group, Inc.	820	287,558
Health care technology 0.0%
AGFA-Gevaert NV (A)	7,321	34,951
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	1,390	18,277
EPS Holdings, Inc.	2,580	24,436
Pharmaceuticals 5.0%
AstraZeneca PLC	8,546	852,150
Asymchem Laboratories Tianjin Company, Ltd., Class A	200	9,155
Bristol-Myers Squibb Company	4,958	307,545
Chugai Pharmaceutical Company, Ltd.	1,384	73,844
Daiichi Sankyo Company, Ltd.	756	25,908
Eisai Company, Ltd.	740	52,920
Eli Lilly & Company	632	106,707
GlaxoSmithKline PLC	4,770	87,281
Johnson & Johnson	4,300	676,734
Merck & Company, Inc.	15,986	1,307,655
Novartis AG	16,941	1,595,129
Novo Nordisk A/S, B Shares	1,029	71,782
Pfizer, Inc. (B)	48,811	1,796,733
Roche Holding AG	892	310,682
Sanofi	1,161	112,528
Takeda Pharmaceutical Company, Ltd.	8,023	290,347
Zhangzhou Pientzehuang Pharmaceutical Company, Ltd., Class A	475	19,446
Zhejiang Huahai Pharmaceutical Company, Ltd., Class A	1,785	9,238
Zhejiang NHU Company, Ltd., Class A	9,095	46,914
15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Zoetis, Inc.	85	$14,068
Industrials 7.1%		11,012,530
Aerospace and defense 1.3%
BAE Systems PLC	178,584	1,190,936
Dassault Aviation SA (A)	53	57,713
Lockheed Martin Corp.	2,198	780,246
Northrop Grumman Corp.	87	26,511
Air freight and logistics 0.6%
bpost SA (A)	2,671	27,609
CH Robinson Worldwide, Inc.	1,184	111,142
Hyundai Glovis Company, Ltd. (A)	3,127	530,595
PostNL NV (A)	28,464	97,026
United Parcel Service, Inc., Class B	1,046	176,146
Airlines 0.1%
Japan Airlines Company, Ltd. (A)	4,720	91,022
Building products 0.2%
Cie de Saint-Gobain	5,232	240,632
Zhejiang Weixing New Building Materials Company, Ltd., Class A	6,915	19,802
Commercial services and supplies 0.2%
Aeon Delight Company, Ltd.	2,119	55,199
Babcock International Group PLC (A)	13,465	51,453
Prosegur Cia de Seguridad SA	15,294	45,883
Republic Services, Inc.	705	67,892
Toppan Forms Company, Ltd.	4,190	42,987
Waste Management, Inc.	614	72,409
Construction and engineering 0.9%
China Machinery Engineering Corp., H Shares	93,073	24,638
Chiyoda Corp. (A)	6,315	17,360
Implenia AG	404	10,952
JGC Holdings Corp.	10,335	96,800
Raubex Group, Ltd.	17,566	25,602
Toyo Engineering Corp. (A)	4,720	18,603
Vinci SA	11,612	1,156,664
Electrical equipment 0.1%
Cosel Company, Ltd.	3,130	38,179
Ushio, Inc.	5,630	73,337
Zumtobel Group AG (A)	4,331	32,073
Industrial conglomerates 0.1%
3M Company	1,196	209,049
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Shares	Value
Industrials (continued)
Machinery 1.5%
Atlas Copco AB, B Shares	12,476	$560,016
Caterpillar, Inc.	345	62,797
Doosan Bobcat, Inc. (A)	793	21,713
Hino Motors, Ltd.	11,550	98,600
Hisaka Works, Ltd.	3,050	25,157
Kone OYJ, B Shares	1,006	81,969
Kubota Corp.	26,360	575,903
Mitsubishi Heavy Industries, Ltd.	1,595	48,849
Nabtesco Corp.	13,105	575,214
OKUMA Corp.	910	51,041
Shibaura Machine Company, Ltd.	863	19,733
Sumitomo Heavy Industries, Ltd.	2,770	68,466
The Japan Steel Works, Ltd.	2,420	72,288
THK Company, Ltd.	2,850	92,171
Marine 0.2%
A.P. Moller - Maersk A/S, Series B	61	135,740
D/S Norden A/S	3,923	70,954
Pacific Basin Shipping, Ltd.	378,339	71,370
Professional services 0.8%
Adecco Group AG	3,008	200,343
Bureau Veritas SA (A)	33,207	886,452
Hays PLC	41,006	80,442
Pagegroup PLC (A)	11,290	69,001
SThree PLC (A)	7,408	30,110
Road and rail 0.1%
Daqin Railway Company, Ltd., Class A	81,500	80,529
The Go-Ahead Group PLC	2,556	34,560
Trading companies and distributors 1.0%
Mitsubishi Corp.	8,898	219,352
Rexel SA (A)	8,871	140,014
SIG PLC (A)	21,039	9,064
Triton International, Ltd.	23,377	1,134,018
Xiamen C & D, Inc., Class A	17,820	22,377
Transportation infrastructure 0.0%
Hamburger Hafen und Logistik AG	1,040	23,532
Kamigumi Company, Ltd.	3,410	62,295
Information technology 10.3%		16,113,257
Communications equipment 1.1%
Cisco Systems, Inc.	29,414	1,316,277
Juniper Networks, Inc.	8,427	189,692
Motorola Solutions, Inc.	245	41,665
17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Communications equipment (continued)
Nokia OYJ (A)	32,109	$124,015
Electronic equipment, instruments and components 1.0%
Citizen Watch Company, Ltd.	16,175	46,185
Enplas Corp.	1,000	37,839
Foxconn Technology Company, Ltd.	31,860	60,693
Hexagon AB, B Shares	6,309	578,422
Hon Hai Precision Industry Company, Ltd.	27,589	90,463
Kingboard Holdings, Ltd.	142,124	599,650
Lens Technology Company, Ltd., Class A	4,265	19,949
Nichicon Corp.	5,550	70,320
Nippon Chemi-Con Corp. (A)	3,350	59,559
PAX Global Technology, Ltd.	62,388	55,530
IT services 1.7%
Accenture PLC, Class A	877	229,081
Broadridge Financial Solutions, Inc.	1,247	191,040
Fidelity National Information Services, Inc.	818	115,714
Fujitsu, Ltd.	1,210	174,888
IBM Corp.	3,485	438,692
Infosys, Ltd.	9,556	163,516
Itochu Techno-Solutions Corp.	5,417	193,430
Jack Henry & Associates, Inc.	472	76,459
Leidos Holdings, Inc.	998	104,910
Mastercard, Inc., Class A	583	208,096
Nomura Research Institute, Ltd.	3,656	130,788
Obic Company, Ltd.	770	154,753
Sopra Steria Group (A)	136	21,922
The Western Union Company	4,903	107,572
Visa, Inc., Class A	1,695	370,747
Semiconductors and semiconductor equipment 3.7%
Analog Devices, Inc.	1,040	153,639
Broadcom, Inc.	2,404	1,052,591
Disco Corp.	160	53,925
Hangzhou First Applied Material Company, Ltd., Class A	5,400	70,654
Infineon Technologies AG	451	17,223
Intel Corp.	4,427	220,553
KLA Corp.	657	170,104
Lasertec Corp.	117	13,733
LONGi Green Energy Technology Company, Ltd., Class A	2,390	33,744
Miraial Company, Ltd.	2,080	22,220
NVIDIA Corp.	592	309,142
QUALCOMM, Inc.	1,975	300,872
Skyworks Solutions, Inc.	967	147,835
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Shares	Value
Information technology (continued)
Semiconductors and semiconductor equipment (continued)
Taiwan Semiconductor Manufacturing Company, Ltd.	76,000	$1,437,727
Texas Instruments, Inc.	9,217	1,512,786
Tokyo Seimitsu Company, Ltd.	985	46,345
Xilinx, Inc.	969	137,375
Software 1.2%
Intuit, Inc.	388	147,382
Microsoft Corp.	5,456	1,213,524
NortonLifeLock, Inc.	1,900	39,482
Oracle Corp.	2,319	150,016
Oracle Corp. Japan	1,979	257,972
Trend Micro, Inc.	2,088	120,213
Technology hardware, storage and peripherals 1.6%
Acer, Inc.	68,066	57,431
Apple, Inc.	10,787	1,431,327
Canon, Inc.	11,705	226,755
Catcher Technology Company, Ltd.	4,296	31,589
Compal Electronics, Inc.	134,620	99,345
HP, Inc.	4,563	112,204
Maxell Holdings, Ltd. (A)	3,320	41,427
Melco Holdings, Inc.	351	11,405
NetApp, Inc.	1,980	131,155
Quadient SA	2,833	54,419
Samsung Electronics Company, Ltd.	1,788	133,520
Seagate Technology PLC	2,924	181,756
Materials 4.6%		7,180,431
Chemicals 1.2%
BASF SE	3,416	270,010
China BlueChemical, Ltd., H Shares	171,702	27,274
Dow, Inc.	2,384	132,312
EMS-Chemie Holding AG	117	112,550
Hanwha Solutions Corp. (A)	99	4,377
Lomon Billions Group Company, Ltd., Class A	4,769	22,441
Lotte Chemical Corp. (A)	2,123	540,563
Nitto Denko Corp.	750	67,185
Skshu Paint Company, Ltd., Class A	1,200	27,804
Solvay SA	4,977	586,960
Construction materials 0.2%
Huaxin Cement Company, Ltd., Class A	4,535	14,337
Imerys SA	1,337	63,034
LafargeHolcim, Ltd. (A)	3,717	204,018
Vicat SA	1,192	49,952
19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Containers and packaging 0.5%
Amcor PLC	58,629	$690,063
International Paper Company	2,864	142,398
Nampak, Ltd. (A)	55,640	7,614
Metals and mining 2.4%
Anglo American PLC	4,269	140,972
Barrick Gold Corp.	4,641	105,734
Centerra Gold, Inc.	4,153	48,091
Chubu Steel Plate Company, Ltd.	1,510	10,833
Eldorado Gold Corp. (A)	3,618	48,011
Endeavour Mining Corp. (A)	2,059	47,912
Eregli Demir ve Celik Fabrikalari TAS	368,787	740,107
Fortescue Metals Group, Ltd.	2,332	42,122
Gold Fields, Ltd.	5,306	49,256
Harmony Gold Mining Company, Ltd., ADR (A)	10,057	47,067
Hunan Valin Steel Company, Ltd., Class A	136,371	99,752
IAMGOLD Corp. (A)	5,714	20,970
Impala Platinum Holdings, Ltd.	2,010	27,666
Kinross Gold Corp.	8,222	60,349
Kyoei Steel, Ltd.	4,030	55,957
Maruichi Steel Tube, Ltd.	1,300	28,798
MMC Norilsk Nickel PJSC, ADR	15,740	495,495
Nakayama Steel Works, Ltd.	5,690	21,141
Neturen Company, Ltd.	2,060	9,432
Newmont Corp.	2,455	146,926
Norsk Hydro ASA	31,066	144,583
Novolipetskiy Metallurgicheskiy Kombinat PAO, GDR	10,450	289,133
Nucor Corp.	766	40,744
OceanaGold Corp. (A)	20,985	40,556
Pacific Metals Company, Ltd.	1,570	34,013
Polyus PJSC, GDR	257	25,903
Polyus PJSC, GDR (London Stock Exchange)	29	2,923
Resolute Mining, Ltd. (A)	34,381	21,098
Salzgitter AG (A)	3,466	91,324
Severstal PAO, GDR	19,046	334,747
Tokyo Steel Manufacturing Company, Ltd.	11,330	73,395
Vedanta, Ltd.	100,511	221,900
Western Areas, Ltd.	26,203	53,265
Yamato Kogyo Company, Ltd.	3,065	81,974
Yodogawa Steel Works, Ltd.	730	14,924
Paper and forest products 0.3%
Nine Dragons Paper Holdings, Ltd.	352,057	500,466
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Shares	Value
Real estate 3.6%		$5,556,180
Equity real estate investment trusts 2.7%
American Tower Corp.	260	58,360
Boston Properties, Inc.	8,158	771,176
Crown Castle International Corp.	750	119,393
Extra Space Storage, Inc.	1,101	127,562
Growthpoint Properties, Ltd.	242,162	207,444
Iron Mountain, Inc.	9,602	283,067
Land Securities Group PLC	5,336	49,283
Medical Properties Trust, Inc.	53,993	1,176,507
Omega Healthcare Investors, Inc.	2,274	82,592
Public Storage	846	195,367
Stockland	156,775	506,159
The British Land Company PLC	7,895	52,877
VICI Properties, Inc.	21,379	545,165
WP Carey, Inc.	900	63,522
Real estate management and development 0.9%
CK Asset Holdings, Ltd.	14,026	71,770
Mitsubishi Estate Company, Ltd.	5,930	95,312
Nexity SA	26,644	1,150,624
Utilities 4.9%		7,609,341
Electric utilities 2.8%
Alliant Energy Corp.	1,104	56,889
American Electric Power Company, Inc.	1,652	137,562
CEZ AS	17,911	429,579
Duke Energy Corp.	2,918	267,172
Edison International	15,480	972,454
Enel SpA	60,951	620,160
Entergy Corp.	511	51,018
Exelon Corp.	19,060	804,713
FirstEnergy Corp.	1,293	39,579
Iberdrola SA	39,769	571,492
NextEra Energy, Inc.	859	66,272
OGE Energy Corp.	2,030	64,676
PPL Corp.	6,548	184,654
Xcel Energy, Inc.	711	47,402
Gas utilities 0.1%
Enagas SA	3,094	68,067
Naturgy Energy Group SA	3,573	83,087
Independent power and renewable electricity producers 0.0%
GD Power Development Company, Ltd., Class A	106,991	36,841
NTPC, Ltd.	6,138	8,366
21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities (continued)
Multi-utilities 1.7%
Algonquin Power & Utilities Corp.	34,501	$567,834
Centrica PLC (A)	63,626	40,372
CMS Energy Corp.	329	20,072
Consolidated Edison, Inc.	761	54,997
Dominion Energy, Inc.	1,160	87,232
DTE Energy Company	72	8,742
E.ON SE	51,852	574,169
Engie SA (A)	10,888	166,913
National Grid PLC	90,494	1,069,407
WEC Energy Group, Inc.	523	48,132
Water utilities 0.3%

Guangdong Investment, Ltd.	256,000	461,488
Preferred securities 1.3%		$2,045,912
(Cost $1,710,350)
Consumer discretionary 1.0%		1,667,205
Automobiles 1.0%
Hyundai Motor Company	6,714	548,453
Hyundai Motor Company, 3rd Preferred (A)	1,272	103,226
Volkswagen AG	5,434	1,015,526
Financials 0.1%		111,090
Insurance 0.1%
Samsung Fire & Marine Insurance Company, Ltd.	843	111,090
Information technology 0.2%		267,617
Technology hardware, storage and peripherals 0.2%

Samsung Electronics Company, Ltd.	3,945	267,617
Exchange-traded funds 0.0%		$93,686
(Cost $91,719)
iShares Core MSCI EAFE ETF	1,356	93,686
Other equity investments 0.2%		$259,811
(Cost $240,553)
Allstar Co-Invest LLC (LLC Interest) (A)(D)(E)	236,300	259,811

	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 0.1%				$204,710
(Cost $198,131)
Turkey 0.1%				204,710
Istanbul Metropolitan Municipality Bond (C)	6.375	12-09-25	200,000	204,710
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date		Par value^	Value

Corporate bonds 14.2%					$22,051,030
(Cost $20,475,524)
Communication services 2.1%					3,317,172
Diversified telecommunication services 0.5%
Embarq Corp.	7.995	06-01-36		70,000	86,342
Frontier Communications Corp. (C)	5.000	05-01-28		65,000	67,763
Frontier Communications Corp. (C)	5.875	10-15-27		65,000	70,281
Frontier Communications Corp. (C)	6.750	05-01-29		65,000	69,550
Frontier Communications Corp. (F)	6.875	01-15-25		40,000	19,400
Frontier Communications Corp. (F)	10.500	09-15-22		40,000	20,800
Telecom Argentina SA (C)	8.500	08-06-25		88,000	82,171
Telecom Italia SpA (C)	5.303	05-30-24		200,000	217,500
Ziggo BV (C)	5.500	01-15-27		153,000	159,694
Entertainment 0.1%
Cinemark USA, Inc.	5.125	12-15-22		60,000	58,800
Interactive media and services 0.0%
Arches Buyer, Inc. (C)	4.250	06-01-28		35,000	35,445
Arches Buyer, Inc. (C)	6.125	12-01-28		20,000	20,654
Media 1.4%
Altice Financing SA (C)	7.500	05-15-26		210,000	221,613
Altice France SA (C)	3.375	01-15-28	EUR	100,000	120,569
Altice France SA	5.875	02-01-27	EUR	165,000	214,362
CCO Holdings LLC (C)	4.250	02-01-31		115,000	121,194
CCO Holdings LLC (C)	4.500	08-15-30		45,000	47,756
CCO Holdings LLC (C)	4.500	05-01-32		10,000	10,677
CCO Holdings LLC (C)	5.750	02-15-26		155,000	159,937
CSC Holdings LLC (C)	6.500	02-01-29		390,000	440,330
DISH DBS Corp.	5.000	03-15-23		175,000	180,688
DISH DBS Corp.	5.875	07-15-22		50,000	52,250
DISH DBS Corp.	5.875	11-15-24		30,000	31,456
DISH DBS Corp.	7.750	07-01-26		30,000	33,584
Gray Television, Inc. (C)	4.750	10-15-30		35,000	35,525
Lamar Media Corp.	3.750	02-15-28		30,000	30,831
Nexstar Broadcasting, Inc. (C)	5.625	07-15-27		180,000	192,825
Scripps Escrow, Inc. (C)	5.875	07-15-27		100,000	104,470
Virgin Media Secured Finance PLC (C)	4.125	08-15-30	GBP	100,000	139,143
WMG Acquisition Corp. (C)	5.500	04-15-26		85,000	87,763
Wireless telecommunication services 0.1%
Sprint Corp.	7.125	06-15-24		50,000	58,470
Vmed O2 UK Financing I PLC (C)	3.250	01-31-31	EUR	100,000	125,329
Consumer discretionary 2.6%					4,083,754
Auto components 0.2%
Adient Global Holdings, Ltd.	3.500	08-15-24	EUR	200,000	243,122
23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Auto components (continued)
Clarios Global LP (C)	8.500	05-15-27		40,000	$43,456
Automobiles 0.2%
Ford Motor Company	4.750	01-15-43		60,000	61,200
Ford Motor Credit Company LLC	4.542	08-01-26		200,000	213,500
Distributors 0.1%
LKQ European Holdings BV	3.625	04-01-26	EUR	100,000	124,608
Diversified consumer services 0.1%
Q-Park Holding I BV (C)	2.000	03-01-27	EUR	100,000	117,698
Service Corp. International	4.625	12-15-27		35,000	37,275
Service Corp. International	5.125	06-01-29		25,000	27,688
Hotels, restaurants and leisure 1.0%
Boyd Gaming Corp.	4.750	12-01-27		25,000	25,969
Boyd Gaming Corp.	6.375	04-01-26		85,000	88,299
Caesars Entertainment, Inc. (C)	6.250	07-01-25		95,000	101,175
Caesars Entertainment, Inc. (C)	8.125	07-01-27		55,000	60,886
Caesars Resort Collection LLC (C)	5.250	10-15-25		120,000	121,271
Caesars Resort Collection LLC (C)	5.750	07-01-25		30,000	31,787
Carnival Corp. (C)	7.625	03-01-26		20,000	21,790
Carnival Corp. (C)	9.875	08-01-27		90,000	103,500
Carnival Corp. (C)	11.500	04-01-23		110,000	127,195
Cirsa Finance International Sarl	6.250	12-20-23	EUR	100,000	121,310
Jacobs Entertainment, Inc. (C)	7.875	02-01-24		165,000	168,919
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (C)	4.750	06-01-27		60,000	63,361
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (C)	5.250	06-01-26		60,000	62,250
New Red Finance, Inc. (C)	3.500	02-15-29		160,000	159,800
New Red Finance, Inc. (C)	4.000	10-15-30		60,000	60,850
Penn National Gaming, Inc. (C)	5.625	01-15-27		186,000	194,138
Sugarhouse HSP Gaming Prop Mezz LP (C)	5.875	05-15-25		105,000	101,588
Yum! Brands, Inc. (C)	4.750	01-15-30		30,000	32,895
Household durables 0.3%
Adams Homes, Inc. (C)	7.500	02-15-25		20,000	20,950
Ashton Woods USA LLC (C)	6.625	01-15-28		95,000	99,988
Empire Communities Corp. (C)	7.000	12-15-25		20,000	21,077
KB Home	4.800	11-15-29		30,000	32,925
M/I Homes, Inc.	4.950	02-01-28		70,000	74,099
M/I Homes, Inc.	5.625	08-01-25		40,000	41,600
Taylor Morrison Communities, Inc. (C)	5.750	01-15-28		140,000	158,550
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Leisure products 0.1%
Mattel, Inc. (C)	5.875	12-15-27		40,000	$44,450
Mattel, Inc. (C)	6.750	12-31-25		140,000	147,766
Specialty retail 0.5%
Asbury Automotive Group, Inc.	4.500	03-01-28		8,000	8,340
Asbury Automotive Group, Inc.	4.750	03-01-30		8,000	8,580
Group 1 Automotive, Inc. (C)	4.000	08-15-28		45,000	46,385
L Brands, Inc.	5.250	02-01-28		5,000	5,213
L Brands, Inc. (C)	6.625	10-01-30		50,000	55,625
Lithia Motors, Inc. (C)	4.625	12-15-27		65,000	68,575
Parts Europe SA (C)	6.500	07-16-25	EUR	100,000	127,136
Parts Europe SA	6.500	07-16-25	EUR	100,000	127,136
PetSmart, Inc. (C)	5.875	06-01-25		30,000	30,825
Specialty Building Products Holdings LLC (C)	6.375	09-30-26		85,000	90,078
Staples, Inc. (C)	7.500	04-15-26		200,000	208,854
Textiles, apparel and luxury goods 0.1%
G-III Apparel Group, Ltd. (C)	7.875	08-15-25		55,000	59,950
PVH Corp.	4.625	07-10-25		80,000	90,122
Consumer staples 0.7%					1,012,525
Food and staples retailing 0.0%
Performance Food Group, Inc. (C)	5.500	10-15-27		45,000	47,475
Food products 0.4%
B&G Foods, Inc.	5.250	09-15-27		55,000	58,476
MARB BondCo PLC (C)	7.000	03-15-24		200,000	205,002
Post Holdings, Inc. (C)	5.000	08-15-26		190,000	196,175
Post Holdings, Inc. (C)	5.625	01-15-28		70,000	74,550
Post Holdings, Inc. (C)	5.750	03-01-27		50,000	52,938
TreeHouse Foods, Inc.	4.000	09-01-28		75,000	77,578
Household products 0.2%
Diamond BC BV	5.625	08-15-25	EUR	200,000	247,018
Personal products 0.1%
Prestige Brands, Inc. (C)	5.125	01-15-28		50,000	53,313
Energy 1.9%					3,010,018
Energy equipment and services 0.0%
Transocean, Inc.	6.800	03-15-38		110,000	36,850
Oil, gas and consumable fuels 1.9%
Antero Midstream Partners LP (C)	5.750	01-15-28		90,000	86,418
Apache Corp.	4.375	10-15-28		50,000	52,049
Apache Corp.	4.625	11-15-25		70,000	73,500
Apache Corp.	4.750	04-15-43		7,000	7,258
Apache Corp.	5.100	09-01-40		8,000	8,580
25	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Blue Racer Midstream LLC (C)	7.625	12-15-25		15,000	$15,975
Buckeye Partners LP (C)	4.125	03-01-25		45,000	45,563
Buckeye Partners LP (C)	4.500	03-01-28		40,000	41,200
Cheniere Energy Partners LP	4.500	10-01-29		71,000	75,102
Continental Resources, Inc.	4.375	01-15-28		45,000	45,900
Continental Resources, Inc.	4.900	06-01-44		25,000	24,563
Continental Resources, Inc. (C)	5.750	01-15-31		35,000	38,849
DCP Midstream Operating LP	5.375	07-15-25		45,000	49,447
EG Global Finance PLC	6.250	10-30-25	EUR	100,000	125,525
EnLink Midstream LLC (C)	5.625	01-15-28		91,000	92,955
EQM Midstream Partners LP (C)	6.000	07-01-25		15,000	16,425
EQM Midstream Partners LP (C)	6.500	07-01-27		15,000	16,891
EQM Midstream Partners LP	6.500	07-15-48		50,000	51,875
Jagged Peak Energy LLC	5.875	05-01-26		85,000	87,975
Matador Resources Company	5.875	09-15-26		105,000	102,900
Occidental Petroleum Corp.	2.900	08-15-24		5,000	4,813
Occidental Petroleum Corp.	3.000	02-15-27		85,000	75,650
Occidental Petroleum Corp.	3.400	04-15-26		20,000	19,068
Occidental Petroleum Corp.	4.200	03-15-48		121,000	98,464
Occidental Petroleum Corp.	4.400	04-15-46		29,000	25,272
Occidental Petroleum Corp.	5.500	12-01-25		20,000	20,852
Occidental Petroleum Corp.	6.125	01-01-31		20,000	21,404
Ovintiv Exploration, Inc.	5.375	01-01-26		25,000	26,823
Petrobras Global Finance BV	5.093	01-15-30		80,000	89,400
Petrobras Global Finance BV	5.600	01-03-31		50,000	57,465
Petrobras Global Finance BV	5.750	02-01-29		235,000	274,010
Petrobras Global Finance BV	6.900	03-19-49		50,000	63,375
Petrobras Global Finance BV	7.375	01-17-27		60,000	74,237
Petroleos Mexicanos	6.750	09-21-47		200,000	187,500
Petroleos Mexicanos	6.840	01-23-30		300,000	314,034
SM Energy Company	5.000	01-15-24		30,000	25,275
Tallgrass Energy Partners LP (C)	6.000	03-01-27		20,000	20,725
Targa Resources Partners LP	6.500	07-15-27		115,000	124,775
Vine Oil & Gas LP (C)	8.750	04-15-23		105,000	82,950
Western Midstream Operating LP	5.050	02-01-30		150,000	166,875
Western Midstream Operating LP	6.250	02-01-50		50,000	55,000
YPF SA	7.000	12-15-47		120,000	86,251
Financials 2.0%					3,074,482
Banks 0.6%
Banca Monte dei Paschi di Siena SpA (5.375% to 1-18-23, then 5 Year Euro Swap Rate + 5.005%)	5.375	01-18-28	EUR	100,000	105,323
Banco do Brasil SA	4.625	01-15-25		200,000	217,690
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Banco do Brasil SA (9.000% to 6-18-24, then 10 Year CMT + 6.362%) (G)	9.000	06-18-24		200,000	$222,500
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (C)(G)	8.125	12-23-25		250,000	303,750
Capital markets 0.2%
Credit Suisse Group AG (5.250% to 2-11-27, then 5 Year CMT + 4.889%) (C)(G)	5.250	02-11-27		200,000	211,500
MSCI, Inc. (C)	4.000	11-15-29		145,000	154,425
Consumer finance 0.4%
Credit Acceptance Corp. (C)	5.125	12-31-24		75,000	78,000
Credit Acceptance Corp.	6.625	03-15-26		70,000	74,550
DAE Funding LLC (C)	4.500	08-01-22		35,000	35,410
DAE Funding LLC (C)	5.000	08-01-24		65,000	66,625
goeasy, Ltd. (C)	5.375	12-01-24		95,000	98,800
Navient Corp.	6.500	06-15-22		55,000	58,203
OneMain Finance Corp.	4.000	09-15-30		60,000	62,257
OneMain Finance Corp.	5.375	11-15-29		85,000	95,625
OneMain Finance Corp.	6.125	03-15-24		5,000	5,463
OneMain Finance Corp.	6.875	03-15-25		60,000	69,675
Diversified financial services 0.1%
AA Bond Company, Ltd.	6.269	07-31-25	GBP	100,000	148,511
Insurance 0.4%
Acrisure LLC (C)	7.000	11-15-25		155,000	161,363
Acrisure LLC (C)	8.125	02-15-24		72,000	76,227
Acrisure LLC (C)	10.125	08-01-26		75,000	86,063
AssuredPartners, Inc. (C)	5.625	01-15-29		45,000	46,969
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,675
Genworth Holdings, Inc.	4.900	08-15-23		75,000	70,875
Genworth Holdings, Inc.	6.500	06-15-34		50,000	48,500
Genworth Holdings, Inc.	7.200	02-15-21		30,000	29,925
Genworth Holdings, Inc.	7.625	09-24-21		20,000	20,300
Thrifts and mortgage finance 0.3%
Genworth Mortgage Holdings, Inc. (C)	6.500	08-15-25		125,000	135,313
LD Holdings Group LLC (C)	6.500	11-01-25		120,000	126,300
MGIC Investment Corp.	5.250	08-15-28		115,000	123,050
Nationstar Mortgage Holdings, Inc. (C)	5.125	12-15-30		70,000	73,165
PennyMac Financial Services, Inc. (C)	5.375	10-15-25		60,000	63,450
Health care 1.3%					2,019,002
Health care equipment and supplies 0.1%
Constantin Investissement 3 SASU	5.375	04-15-25	EUR	100,000	124,137
27	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care (continued)
Health care equipment and supplies (continued)
Hill-Rom Holdings, Inc. (C)	4.375	09-15-27		80,000	$84,516
Health care providers and services 0.3%
Community Health Systems, Inc. (C)	5.625	03-15-27		10,000	10,753
Community Health Systems, Inc. (C)	6.625	02-15-25		95,000	99,986
Community Health Systems, Inc. (C)	8.125	06-30-24		95,000	98,325
HCA, Inc.	3.500	09-01-30		160,000	169,923
HCA, Inc.	5.375	09-01-26		60,000	68,964
HCA, Inc.	5.625	09-01-28		10,000	11,813
HCA, Inc.	5.875	02-01-29		5,000	6,025
HCA, Inc.	7.500	11-15-95		45,000	58,725
Life sciences tools and services 0.1%
Avantor Funding, Inc. (C)	3.875	07-15-28	EUR	100,000	128,292
Pharmaceuticals 0.8%
Bausch Health Companies, Inc. (C)	5.000	01-30-28		135,000	139,123
Bausch Health Companies, Inc. (C)	5.000	02-15-29		200,000	205,640
Bausch Health Companies, Inc. (C)	6.125	04-15-25		95,000	97,913
Endo DAC (C)	9.500	07-31-27		137,000	152,926
Par Pharmaceutical, Inc. (C)	7.500	04-01-27		105,000	113,925
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	100,000	117,816
Teva Pharmaceutical Finance Netherlands III BV	2.800	07-21-23		105,000	103,950
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		200,000	226,250
Industrials 1.4%					2,125,922
Aerospace and defense 0.2%
Bombardier, Inc. (C)	6.125	01-15-23		90,000	87,975
Bombardier, Inc. (C)	7.875	04-15-27		60,000	55,166
TransDigm, Inc.	5.500	11-15-27		55,000	57,822
TransDigm, Inc. (C)	6.250	03-15-26		150,000	159,750
Building products 0.1%
Advanced Drainage Systems, Inc. (C)	5.000	09-30-27		25,000	26,260
Builders FirstSource, Inc. (C)	5.000	03-01-30		45,000	48,375
CP Atlas Buyer, Inc. (C)	7.000	12-01-28		40,000	41,500
LBM Acquisition LLC (C)	6.250	01-15-29		25,000	26,008
Commercial services and supplies 0.4%
American Builders & Contractors Supply Company, Inc. (C)	4.000	01-15-28		85,000	87,975
APX Group, Inc.	7.625	09-01-23		95,000	98,563
Arena Luxembourg Finance Sarl (C)	1.875	02-01-28	EUR	100,000	116,130
Clean Harbors, Inc. (C)	4.875	07-15-27		49,000	51,122
Scientific Games International, Inc.	5.500	02-15-26	EUR	100,000	120,866
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	28

	Rate (%)	Maturity date		Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Stericycle, Inc. (C)	3.875	01-15-29		10,000	$10,275
Stericycle, Inc. (C)	5.375	07-15-24		90,000	93,798
Electrical equipment 0.2%
Sensata Technologies BV (C)	5.000	10-01-25		100,000	111,250
Sensata Technologies BV (C)	5.625	11-01-24		10,000	11,175
Techem Verwaltungsgesellschaft 675 mbH (C)	2.000	07-15-25	EUR	100,000	121,345
Machinery 0.2%
Meritor, Inc. (C)	4.500	12-15-28		95,000	97,375
Vertical Midco GmbH (C)	4.375	07-15-27	EUR	100,000	128,593
Professional services 0.1%
La Financiere Atalian SASU	4.000	05-15-24	EUR	100,000	112,331
La Financiere Atalian SASU (C)	4.000	05-15-24	EUR	100,000	112,331
Trading companies and distributors 0.2%
Herc Holdings, Inc. (C)	5.500	07-15-27		140,000	148,400
Loxam SAS	3.250	01-14-25	EUR	100,000	122,134
United Rentals North America, Inc.	5.875	09-15-26		75,000	79,403
Information technology 0.8%					1,231,216
IT services 0.3%
Black Knight InfoServ LLC (C)	3.625	09-01-28		60,000	61,425
Cardtronics, Inc. (C)	5.500	05-01-25		10,000	10,338
Presidio Holdings, Inc. (C)	4.875	02-01-27		75,000	79,559
Presidio Holdings, Inc. (C)	8.250	02-01-28		60,000	66,150
Tempo Acquisition LLC (C)	6.750	06-01-25		180,000	186,039
Semiconductors and semiconductor equipment 0.1%
Entegris, Inc. (C)	4.625	02-10-26		145,000	150,438
Software 0.3%
BY Crown Parent LLC (C)	4.250	01-31-26		40,000	41,000
CDK Global, Inc. (C)	5.250	05-15-29		60,000	66,475
Open Text Corp. (C)	3.875	02-15-28		85,000	88,188
Open Text Holdings, Inc. (C)	4.125	02-15-30		70,000	74,466
PTC, Inc. (C)	3.625	02-15-25		15,000	15,420
PTC, Inc. (C)	4.000	02-15-28		20,000	20,963
SS&C Technologies, Inc. (C)	5.500	09-30-27		150,000	160,203
Technology hardware, storage and peripherals 0.1%
Xerox Corp.	4.375	03-15-23		140,000	147,000
Xerox Corp.	4.800	03-01-35		10,000	10,075
Xerox Corp.	6.750	12-15-39		35,000	37,513
Xerox Holdings Corp. (C)	5.000	08-15-25		15,000	15,964
29	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials 1.2%					$1,814,004
Containers and packaging 0.7%
ARD Finance SA (5.000% Cash or 5.750% PIK) (C)	5.000	06-30-27	EUR	195,000	244,861
Ardagh Packaging Finance PLC (C)	2.125	08-15-26	EUR	105,000	128,391
Berry Global, Inc. (C)	1.500	01-15-27	EUR	106,000	131,812
Berry Global, Inc. (C)	5.625	07-15-27		35,000	37,636
Crown European Holdings SA	2.875	02-01-26	EUR	125,000	163,613
OI European Group BV (C)	4.000	03-15-23		10,000	10,200
Owens-Brockway Glass Container, Inc. (C)	5.875	08-15-23		165,000	176,756
Reynolds Group Issuer, Inc. (C)	5.125	07-15-23		2,000	2,025
Silgan Holdings, Inc.	2.250	06-01-28	EUR	100,000	123,946
Trivium Packaging Finance BV	3.750	08-15-26	EUR	100,000	125,525
Metals and mining 0.4%
Abja Investment Company PTE., Ltd.	5.450	01-24-28		200,000	211,552
Constellium SE	4.250	02-15-26	EUR	125,000	155,570
FMG Resources August 2006 Pty, Ltd. (C)	4.500	09-15-27		15,000	16,665
Novelis Corp. (C)	4.750	01-30-30		75,000	80,802
Novelis Corp. (C)	5.875	09-30-26		55,000	57,475
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (C)	6.875	01-15-25		145,000	147,175
Real estate 0.2%					327,495
Equity real estate investment trusts 0.2%
FelCor Lodging LP	6.000	06-01-25		115,000	117,300
Iron Mountain, Inc. (C)	4.875	09-15-29		75,000	79,125
VICI Properties LP (C)	3.500	02-15-25		10,000	10,228
VICI Properties LP (C)	3.750	02-15-27		5,000	5,113
VICI Properties LP (C)	4.250	12-01-26		60,000	62,229
VICI Properties LP (C)	4.625	12-01-29		50,000	53,500
Utilities 0.0%					35,440
Gas utilities 0.0%

AmeriGas Partners LP	5.500	05-20-25		32,000	35,440
Convertible bonds 0.4%					$652,235
(Cost $551,106)
Communication services 0.0%					52,541
Entertainment 0.0%
Cinemark Holdings, Inc. (C)	4.500	08-15-25		36,000	52,541
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	30

	Rate (%)	Maturity date		Par value^	Value
Energy 0.1%					$132,869
Oil, gas and consumable fuels 0.1%
Pioneer Natural Resources Company (C)	0.250	05-15-25		100,000	132,869
Health care 0.1%					170,920
Health care equipment and supplies 0.1%
Integra LifeSciences Holdings Corp. (C)	0.500	08-15-25		76,000	83,632
NuVasive, Inc. (C)	0.375	03-15-25		90,000	87,288
Industrials 0.1%					57,399
Machinery 0.1%
The Middleby Corp. (C)	1.000	09-01-25		47,000	57,399
Information technology 0.1%					185,342
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc.	2.250	02-15-37		50,000	101,794
Software 0.0%
Workday, Inc.	0.250	10-01-22		50,000	83,548
Real estate 0.0%					53,164
Equity real estate investment trusts 0.0%

Pebblebrook Hotel Trust	1.750	12-15-26		50,000	53,164
Term loans (H) 0.1%					$216,016
(Cost $207,662)
Consumer staples 0.1%					120,374
Food products 0.1%
Froneri Lux FinCo SARL, 2020 EUR Term Loan (1 month EURIBOR + 2.625%)	2.625	01-31-27	EUR	100,000	120,374
Financials 0.0%					95,642
Insurance 0.0%
HUB International, Ltd., 2018 Term Loan B (3 month LIBOR + 2.750%)	2.965	04-25-25		97,500	95,642

	Shares	Value
Rights 0.0%		$8,871
(Cost $9,079)
Repsol SA (Expiration Date: 1-13-21; Strike Price: EUR 0.29) (A)	25,869	8,871

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$750
(Cost $194)
Texas Competitive Electric Holdings Company LLC (A)(E)	11.500	10-01-20	500,000	750

31	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Par value^	Value
Short-term investments 1.0%		$1,500,000
(Cost $1,500,000)
Repurchase agreement 1.0%		1,500,000
Goldman Sachs Tri-Party Repurchase Agreement dated 12-31-20 at 0.070% to be repurchased at $1,500,012 on 1-4-21, collateralized by $1,209,732 Federal Home Loan Mortgage Corp., 5.000% due 12-1-48 (valued at $1,349,655) and $162,798 Federal National Mortgage Association, 4.500% - 6.500% due 6-1-37 to 7-1-45 (valued at $180,345)	1,500,000	1,500,000

Total investments (Cost $146,422,194) 97.0%	$151,386,439
Other assets and liabilities, net 3.0%	4,606,235
Total net assets 100.0%	$155,992,674

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling

Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
NVDR	Non-Voting Depositary Receipt
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Non-income producing security.
(B)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Restricted security as to resale, excluding 144A securities. For more information on this security refer to the Notes to financial statements.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	Non-income producing - Issuer is in default.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	32

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Euro STOXX 50 Index Futures	185	Short	Mar 2021	$(7,933,508)	$(8,023,183)	$(89,675)
FTSE 100 Index Futures	19	Short	Mar 2021	(1,688,645)	(1,668,077)	20,568
MSCI EAFE Index Futures	216	Short	Mar 2021	(22,595,207)	(23,012,640)	(417,433)
						$(486,540)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	110,000	USD	85,112	SSB	1/8/2021	$1,307	—
EUR	65,000	USD	77,188	BNP	1/8/2021	2,226	—
EUR	34,000	USD	40,719	SSB	1/8/2021	821	—
GBP	117,000	USD	156,469	BNP	1/8/2021	3,534	—
GBP	15,000	USD	20,510	GSI	2/5/2021	7	—
USD	8,204,357	EUR	6,746,000	BNP	3/17/2021	—	$(50,293)
USD	2,915,395	GBP	2,177,000	MSI	3/17/2021	—	(62,990)
						$7,895	$(113,283)

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
USD	U.S. Dollar

Derivatives Abbreviations
BNP	BNP Paribas
GSI	Goldman Sachs International
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
SSB	State Street Bank and Trust Company
At 12-31-20, the aggregate cost of investments for federal income tax purposes was $147,234,867. Net unrealized appreciation aggregated to $3,559,644, of which $14,250,862 related to gross unrealized appreciation and $10,691,218 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
33	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-20

Assets
Unaffiliated investments, at value (Cost $146,422,194)	$151,386,439
Unrealized appreciation on forward foreign currency contracts	7,895
Receivable for futures variation margin	215,797
Foreign currency, at value (Cost $251,694)	250,982
Collateral held at broker for futures contracts	2,704,048
Collateral segregated at custodian for OTC derivative contracts	92,867
Dividends and interest receivable	1,098,176
Receivable for investments sold	483,367
Other assets	5,120
Total assets	156,244,691
Liabilities
Unrealized depreciation on forward foreign currency contracts	113,283
Due to custodian	36,464
Payable for investments purchased	32,461
Payable to affiliates
Accounting and legal services fees	7,752
Trustees' fees	98
Other liabilities and accrued expenses	61,959
Total liabilities	252,017
Net assets	$155,992,674
Net assets consist of
Paid-in capital	$179,371,460
Total distributable earnings (loss)	(23,378,786)
Net assets	$155,992,674

Net asset value per share
Based on 12,223,813 shares of beneficial interest outstanding - unlimited number of shares authorized with $0.01 par value	$12.76
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	34

STATEMENT OF OPERATIONS For the year ended 12-31-20

Investment income
Dividends	$5,727,828
Interest	1,299,165
Less foreign taxes withheld	(402,821)
Total investment income	6,624,172
Expenses
Investment management fees	1,457,503
Accounting and legal services fees	26,304
Transfer agent fees	19,974
Trustees' fees	41,254
Custodian fees	75,388
Printing and postage	81,397
Professional fees	72,952
Stock exchange listing fees	23,750
Other	16,561
Total expenses	1,815,083
Less expense reductions	(10,965)
Net expenses	1,804,118
Net investment income	4,820,054
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(17,433,536)
Futures contracts	(4,210,997)
Forward foreign currency contracts	(574,282)
Written options	(37,601)
Swap contracts	(29,462)
(22,285,878)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,639,763
Futures contracts	(491,793)
Forward foreign currency contracts	84,712
Swap contracts	(12,955)
8,219,727
Net realized and unrealized loss	(14,066,151)
Decrease in net assets from operations	$(9,246,097)
35	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-20	Year ended 12-31-19
Increase (decrease) in net assets
From operations
Net investment income	$4,820,054	$7,213,124
Net realized loss	(22,285,878)	(3,818,837)
Change in net unrealized appreciation (depreciation)	8,219,727	19,708,663
Increase (decrease) in net assets resulting from operations	(9,246,097)	23,102,950
Distributions to shareholders
From earnings	(5,112,494)	(8,240,605)
From tax return of capital	(11,169,625)	(10,129,197)
Total distributions	(16,282,119)	(18,369,802)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	—	146,258
Total increase (decrease)	(25,528,216)	4,879,406
Net assets
Beginning of year	181,520,890	176,641,484
End of year	$155,992,674	$181,520,890
Share activity
Shares outstanding
Beginning of year	12,223,813	12,213,964
Issued pursuant to Dividend Reinvestment Plan	—	9,849
End of year	12,223,813	12,223,813
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	36

Financial highlights
Period ended	12-31-20	12-31-19	12-31-18	12-31-17	12-31-16
Per share operating performance
Net asset value, beginning of period	$14.85	$14.46	$17.64	$16.84	$16.78
Net investment income[1]	0.39	0.59	0.63	0.52	0.42
Net realized and unrealized gain (loss) on investments	(1.15)	1.30	(2.31)	1.94	1.09
Total from investment operations	(0.76)	1.89	(1.68)	2.46	1.51
Less distributions
From net investment income	(0.42)	(0.67)	(0.86)	(0.49)	(0.41)
From net realized gain	—	—	(0.39)	(1.17)	(0.24)
From tax return of capital	(0.91)	(0.83)	(0.25)	—	(0.85)
Total distributions	(1.33)	(1.50)	(1.50)	(1.66)	(1.50)
Anti-dilutive impact of repurchase plan	—	—	—	—	0.05[2]
Net asset value, end of period	$12.76	$14.85	$14.46	$17.64	$16.84
Per share market value, end of period	$11.44	$14.91	$13.08	$17.41	$15.72
Total return at net asset value (%)[3,4]	(2.99)	13.89	(9.61)	15.15	10.46
Total return at market value (%)[3]	(13.37)	26.41	(17.16)	21.74	19.66
Ratios and supplemental data
Net assets, end of period (in millions)	$156	$182	$177	$215	$206
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.15	1.14	1.13	1.15
Expenses including reductions	1.18	1.14	1.13	1.13	1.14
Net investment income	3.14	3.97	3.83	2.99	2.52
Portfolio turnover (%)	117	125	96	93	43

[1]	Based on average daily shares outstanding.
[2]	The repurchase plan was completed at an average repurchase price of $14.17 for 312,533 shares for the period ended 12-31-16.
[3]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
37	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	38

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of December 31, 2020, by major security category or type:
	Total value at 12-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$13,953,008	$7,418,268	$6,534,740	—
Consumer discretionary	9,020,958	3,156,571	5,864,387	—
Consumer staples	9,933,298	6,325,443	3,607,855	—
Energy	8,038,840	4,059,993	3,978,847	—
Financials	24,157,317	9,062,646	15,094,671	—
Health care	11,778,258	7,767,517	4,010,741	—
Industrials	11,012,530	2,640,210	8,372,320	—
Information technology	16,113,257	10,801,688	5,311,569	—
Materials	7,180,431	2,066,628	5,113,803	—
Real estate	5,556,180	3,422,711	2,133,469	—
Utilities	7,609,341	3,479,400	4,129,941	—
39	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

	Total value at 12-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities	$2,045,912	—	$2,045,912	—
Exchange-traded funds	93,686	$93,686	—	—
Other equity investments	259,811	—	—	$259,811
Foreign government obligations	204,710	—	204,710	—
Corporate bonds	22,051,030	—	22,051,030	—
Convertible bonds	652,235	—	652,235	—
Term loans	216,016	—	216,016	—
Rights	8,871	8,871	—	—
Escrow certificates	750	—	—	750
Short-term investments	1,500,000	—	1,500,000	—
Total investments in securities	$151,386,439	$60,303,632	$90,822,246	$260,561
Derivatives:
Assets
Futures	$20,568	$20,568	—	—
Forward foreign currency contracts	7,895	—	$7,895	—
Liabilities
Futures	(507,108)	(507,108)	—	—
Forward foreign currency contracts	(113,283)	—	(113,283)	—
Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	40

interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of December 31, 2020, the fund has a short-term capital loss carryforward of $9,204,682 and a long-term capital loss carryforward of $17,766,639 available to offset future net realized capital gains. These carryforwards do not expire.
As of December 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.2900 per share, a decrease from the previous quarterly distribution of $0.376 per share. The Board of Trustees voted to amend the Plan effective with the September 2020 quarterly distribution. This new amount will be paid quarterly until further notice.
41	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.
The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly pursuant to the Managed Distribution Plan described above. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended December 31, 2020 and 2019 was as follows:
	December 31, 2020	December 31, 2019
Ordinary income	$5,112,494	$8,240,605
Return of capital	11,169,625	10,129,197
Total	$16,282,119	$18,369,802
As of December 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investment companies, derivative transactions and wash sale loss deferrals.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	42

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended December 31, 2020, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $21.1 million to $32.7 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
43	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

During the year ended December 31, 2020, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $11.5 million to $22.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended December 31, 2020, the fund wrote option contracts to generate income from options premiums. The fund held written option contracts with market values ranging up to $373,000, as measured at each quarter end. There were no open written option contracts as of December 31, 2020.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	44

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended December 31, 2020, the fund used credit default swap contracts as a seller to to gain credit exposure to an index. The fund held credit default swaps with total USD notional amounts ranging up to $495,000, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of December 31, 2020.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at December 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$20,568	$(507,108)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	7,895	(113,283)
			$28,463	$(620,391)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
45	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Currency	—	$(574,282)	—	—	$(574,282)
Credit	—	—	—	$(29,462)	(29,462)
Equity	$(4,210,997)	—	$(37,601)	—	(4,248,598)
Total	$(4,210,997)	$(574,282)	$(37,601)	$(29,462)	$(4,852,342)
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Currency	—	$84,712	—	$84,712
Credit	—	—	$(12,955)	(12,955)
Equity	$(491,793)	—	—	(491,793)
Total	$(491,793)	$84,712	$(12,955)	$(420,036)
Note 4—Guarantees and indemnifications
Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, principally owned subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.95% of the fund’s average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $10,965 for the year ended December 31, 2020.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	46

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2020, were equivalent to a net annual effective rate of 0.94% of the fund's average daily managed net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the year ended December 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily managed net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
On December 6, 2011, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2021 and December 31, 2021 up to 10% of its outstanding common shares as of December 31, 2020. The current share repurchase plan will remain in effect between January 1, 2021 and December 31, 2021.
During the years ended December 31, 2020 and 2019, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts, if any, are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $172,998,903 and $192,845,255, respectively, for the year ended December 31, 2020.
Note 8—Restricted securities
The fund may hold restricted securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. Disposal may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. The following table summarizes the restricted securities held at December 31, 2020:
Issuer, Description	Original acquisition date	Acquisition cost	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Value as a percentage of net assets	Ending value
Allstar Co-Invest LLC (LLC Interest)	8-1-11	$240,553	236,300	—	—	236,300	0.2%	$259,811
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
47	JOHN HANCOCK Hedged Equity & Income Fund | ANNUAL REPORT

It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, and affect fund performance.
Note 11—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
ANNUAL REPORT | JOHN HANCOCK Hedged Equity & Income Fund	48

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Hedged Equity & Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Hedged Equity & Income Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
49	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Income derived from foreign sources was $4,025,491. The fund intends to pass through foreign tax credits of $402,808.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	50

ADDITIONAL INFORMATION

Unaudited
Investment objective and policy
The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.
Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).
Dividends and distributions
During the year ended December 31, 2020, distributions from net investment income totaling $0.4182 per share and tax return of capital totalling $0.9138 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
March 31, 2020	$0.3760
June 30, 2020	0.3760
September 30, 2020	0.2900
December 31, 2020	0.2900
Total	$1.3320
Dividend reinvestment plan
The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computer share Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.
If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.
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There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.
The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date (two business days after the shares have been sold). If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.
Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.
Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.
Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.
All correspondence or requests for additional information about the Plan should be directed to Computer share Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).
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Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
Computershare
P.O. Box 505000
Louisville, KY 40233
Registered or Overnight Mail:
Computershare
462 South 4th Street, Suite 1600
Louisville, KY 40202
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	196
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	196
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	196
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	196
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2011	196
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	196
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	54

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2011	196
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
James M. Oates,[2] Born: 1946	2012	196
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.
Steven R. Pruchansky, Born: 1944	2011	196
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	196
Trustee
Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
55	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2011	196
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer,Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[3]
Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	196
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	196
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2011
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	56

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since
Salvatore Schiavone, Born: 1965	2011
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018–2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016–2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
[1]	Mr. Bardelis, Mr. Burgess, Ms. Harrison and Ms. Rathke serve as Trustees for a term expiring in 2021; Mr. Arnott, Ms. Jackson, Mr. Oates and Mr. Pruchansky serve as Trustees for a term expiring in 2022; Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan and Mr. Russo serve as Trustees for a term expiring in 2023; Mr. Boyle has served as Trustee at various times prior to date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
57	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess
*William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg2
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
2 Effective July 31, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Robert J. Isch, CFA
Gregg R. Thomas, CFA
Custodian
State Street Bank and Trust Company
Transfer agent
Computershare Shareowner Services, LLC
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP
Stock symbol
Listed New York Stock Exchange: HEQ
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.
The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
You can also contact us:
800-852-0218	Regular mail:	Express mail:
jhinvestments.com	Computershare P.O.Box 505000 Louisville,KY 40233	Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202
ANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	58

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
Value Equity
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Alternative Risk Premia
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short
The fund’s investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investment Management at 800-852-0218, or visit the fund’s website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.
The John Hancock funds are distributed by John Hancock Investment Management Distributors LLC. Member FINRA SIPC.

ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core
ESG Core Bond
ESG International Equity
ESG Large Cap Core
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services,LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds,LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management
A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
John Hancock Investment Management LLC   ■
200 Berkeley Street   ■   Boston, MA 02116-5010   ■   800-225-5291   ■   jhinvestments.com
MF1469860	P15A 12/20
2/2021

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $47,996 for the year ended December 31, 2020 and $47,279 for the year ended December 31, 2019.

(b) Audit-Related Services

The audit-related fees were $5 for the year ended December 31, 2020 and $5 for the fiscal period ended December 31, 2019, billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $3,914 for the years ended December 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $89 for the year ended December 31, 2020 and $84 and for the year ended December 31, 2019, billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees consisted mainly of review of foreign tax withholding rates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal period ended December 31, 2020, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates of the registrant were $1,433,666 for the year ended December 31, 2020 and $1,057,567 for the year ended December 31, 2019.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

James M. Oates

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Wellington Management Company LLP ("Wellington Management") portfolio managers

Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 31, 2020.

Gregg R. Thomas, CFA

Senior Managing Director and Director of Investment Strategy,

Wellington Management Company LLP since 2002

Joined Fund team since its inception (2011)

Roberto J. Isch, CFA

Managing Director and Research Manager,

Wellington Management Company LLP since 2012

Joined Fund team in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2020. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
MANAGER NAME
Gregg R. Thomas,	Other Registered Investment Companies: 11 accounts with total net assets of
CFA	approximately $15,615 million.
Other Pooled Investment Vehicles: 16 accounts with total net assets of approximately $2,904 million.
Other Accounts: 7 accounts with total net assets of approximately $5,484 million.

Roberto J. Isch, CFA	Other Registered Investment Companies: 3 accounts with total net assets of approximately $2,173 million
Other Pooled Investment Vehicles: 3 accounts with total net assets of approximately$574 million.
Other Accounts: 3 accounts with total net assets of approximately $1,514 million.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mr. Thomas also manages an account which pays performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by an Investment Professional. Therefore, portfolio managers and other investment team members have an incentive to favor accounts that have the potential to provide a higher incentive compensation for them as individuals. Wellington Management manages the conflict created by these incentive arrangements through policies on the allocation of investment opportunities, including the allocation of equity IPOs, as well as after- the-fact monitoring the review of client accounts to assess dispersion among accounts with similar mandates. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

Compensation Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and the Adviser on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2020. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professional's necessary to deliver high quality investment management services to its clients. Wellington

Management's compensation of the Fund's manager listed in the Prospectus who is primarily responsible for the day-to-day management of the Fund (the "Investment Professional") includes a base salary. The base salary for each Investment Professional who is a partner (a "Partner") of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messr. Thomas is a Partner.

Share Ownership by Portfolio Managers. The following table indicates as of as of December 31, 2020, the value of shares beneficially owned by the portfolio managers in the Fund.

Range of Beneficial
Portfolio Manager	Ownership

Gregg R. Thomas, CFA	$0

Roberto J. Isch, CFA	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)REGISTRANT PURCHASES OF EQUITY SECURITIES

	Total		Total Number of Shares	Maximum Number
			Purchased as Part of	of Shares that May
	Number of Shares	Average Price	Publicly Announced	Yet Be Purchased
Period	Purchased	per Share	Plans*	Under the Plans
Jan 20	-	-	-	1,222,381
Feb 20				1,222,381
	-	-	-
Mar 20				1,222,381
	-	-	-
Apr 20				1,222,381
	-	-	-
May 20				1,222,381
	-	-	-
Jun 20				1,222,381
	-	-	-
Jul 20				1,222,381
	-	-	-
Aug 20				1,222,381
	-	-	-
Sep 20				1,222,381
	-	-	-

Oct 20	-	-	-
Nov 20
	-	-	-
Dec 20
	-	-	-
Total
	-	-

*On December 6, 2011, the Board of Trustees approved a share repurchase plan which was subsequently reviewed by the Board of Trustees each year in December. Under the current share repurchase plan the fund may purchase in the open market, between January 1, 2021 and December 31, 2021, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2020).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

1,222,381

1,222,381

1,222,381

(c)(3) Registrant's notice to shareholders pursuant to Registrant's exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant's Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By: /s/ Andrew Arnott

------------------------------

Andrew Arnott

President

Date: February 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Andrew Arnott

-------------------------------

Andrew Arnott

President

Date: February 11, 2021

By: /s/ Charles A. Rizzo

--------------------------------

Charles A. Rizzo

Chief Financial Officer

Date: February 11, 2021